Exhibit 99.1


                                  CNF INC.
                      RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT, entered into as of the ___ day of ________ 2___, between CNF Inc., a Delaware corporation (hereinafter called "Company"), <<First_Name>>
<<MI>> <<Last_Name>> (hereinafter called  "Recipient"),  and  the  Secretary of the Company (hereinafter called "Escrow Holder").

                                 WITNESSETH:

WHEREAS, Company has adopted the CNF Inc. 2003 Equity Incentive Plan for Non-Employee Directors, as amended from time to time (as so amended, the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it;

WHEREAS, the Company encourages its Directors to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, and desires to motivate Recipient by providing Recipient with a direct interest in the Company's attainment of its financial goals, and desires to provide a financial incentive that will help attract and retain the most qualified Directors; and

WHEREAS, the Company has determined that it would be to the advantage and interest of the Company and its stockholders to issue the restricted stock provided for in this Agreement to the Recipient as an incentive for increased efforts and successful achievements;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants herein contained, the parties hereto agree with each other as follows:

     1. Restricted Stock Award. As of the date of this Agreement, Company has issued to Recipient ___ shares of its Common Stock (hereinafter called the "Stock") as a stock award ("Restricted Stock Award"). Stock certificates evidencing the Stock shall be delivered to Escrow Holder, accompanied by blank stock powers executed by Recipient, to be held by the Escrow Holder for the period set forth in Paragraph 3 below, for the use and benefit of, and subject to the rights of and limitations upon Recipient as the owner thereof as herein set forth. Subject to the other provisions of this Agreement, Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization. Company shall pay the costs and charges of Escrow Holder and any applicable stock transfer taxes. Recipient hereby acknowledges that Recipient is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Recipient does not intend to subdivide Recipient's interest in the Stock with any other person.

     2. Restrictions. (a) Except as otherwise provided in the Plan, during the period when any shares of Stock issued hereunder are required to be held in escrow pursuant to Paragraph 3 below, such shares of the Stock held in escrow shall be deemed to be "Restricted Securities" and shall not be sold, transferred by gift, pledged, hypothecated or otherwise transferred or disposed of by Recipient until the restrictions on such Restricted Securities shall lapse as provided in Paragraph 3 hereof.

        (b)All Restricted Securities shall be evidenced by one or more certificates which are held by Escrow Holder and which bear the following legend:

          "These shares are subject to the restrictions enumerated in the CNF Inc. 2003 Equity Incentive Plan for Non-Employee Directors and in the Restricted Stock Award Agreement dated as of __________, ____ between CNF Inc. and the registered holder of these shares."

          Upon vesting of any shares of Stock, the Company shall cause new stock certificates to be issued to evidence the Stock. All shares of Stock that have vested, and that therefore are no longer classified as Restricted Securities, shall be evidenced by a new certificate which does not bear the legend referred to above, which certificate shall be delivered by Escrow Holder to Recipient.

          All shares (if any) of Stock which remain unvested at such time, and which therefore continue to be classified as Restricted Securities, shall be evidenced by a new certificate bearing the legend referred to above, which certificate shall be delivered to and held by Escrow Holder.

     3. Lapse of Restrictions; Vesting.  (a)  Subject  to  subparagraphs (b),
        (c), (d) and (e) of this Paragraph (3), the restrictions imposed on the Restricted Securities pursuant to Paragraph 2 above shall lapse, and the shares of Stock issued hereunder shall vest, in three (3) equal installments, on the first, second and third anniversaries of the date of grant of the Restricted Stock Award.

        (b) If a "Change in Control" (as defined in the Plan) occurs, then all shares of Stock (if any) that have not vested as of the date of such Change in Control but that, pursuant to subparagraph (a) of this Paragraph 3, are scheduled to vest on the anniversary of the grant date next following the Change in Control shall vest upon such Change in Control.

        (c) If the Recipient's service as a member of the Company's Board of Directors (the "Board") is terminated as a result of death or Disability, then all shares of Stock (if any) that have not vested as of the date of such termination of service shall vest on such date. As used herein, "Disability" means a substantial mental or physical disability, as determined by the committee referred to in paragraph 9, in its sole discretion.

        (d) If the Recipient retires after reaching age 72, then all shares of Stock (if any) that have not vested as of the date of such retirement but that, pursuant to subparagraph (a) of this Paragraph 3, are scheduled to vest on the anniversary of the grant date next following the director's retirement date shall vest on such retirement date.

        (e) If the Recipient leaves the Board at the end of his or her term, then all shares of Stock (if any) that have not vested as of such date but that, pursuant to subparagraph (a) of this Paragraph 3, are scheduled to vest in the calendar year in which the Recipient leaves the Board, shall vest when the Recipient leaves the Board.

        (f) The vesting provisions of this Paragraph 3 are intended to supersede the vesting provisions contained in Section 6(f) of the Plan.

        (g)After any shares of Stock vest, Escrow Holder shall, without further order or instruction, transmit to Recipient (or, in the case of Recipient's death, to Recipient's successor(s) in interest) the certificate evidencing such Stock, subject, however, to satisfaction of any withholding obligations described in Paragraph 5 below.

     4. Additional Securities.   Any securities or other property (other than
        cash) received as the result of ownership of Restricted Securities (hereinafter called "Additional Securities"), including, but not by way of limitation, warrants and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, shall be held by Escrow Holder in escrow in the same manner and subject to the same conditions as the Restricted Securities with respect to which they were issued. Recipient shall be entitled to direct Escrow Holder to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, or Recipient may direct Escrow Holder to sell any such warrant or option, in which event the proceeds thereof shall be remitted to Recipient. In the event any Restricted Securities or Additional Securities consist of a security by its terms or otherwise convertible into or exchangeable for another security at the election of the holder thereof, Recipient may exercise any such right of conversion or exchange in the event the failure to exercise or delay in exercising such right would result in its loss or diminution in value, and any securities so acquired shall be deemed Additional Securities. In the event of any change in certificates evidencing Restricted Securities or Additional Securities by reason of any recapitalization, reorganization or other transaction which results in the creation of Additional Securities, Escrow Holder shall be authorized to deliver to the issuer the certificates evidencing Restricted Securities or Additional Securities in exchange for the certificates which they replace, which shall be deemed to be Additional Securities. Additional Securities shall be subject to the conditions imposed by Paragraphs 2 and 3 above in the same manner as the conditions thereunder are or would be applicable to the Restricted Securities with respect to which they were delivered.

     5. Taxes. Recipient agrees to make appropriate arrangements for the satisfaction of any applicable federal, state or local income, employment or other tax withholding requirements applicable to the receipt of Stock hereunder or the lapse of forfeiture restrictions with respect thereto.

     6. Distributions. Company shall transmit to Escrow Holder for the account of Recipient all dividends, interest and other distributions paid or made with respect to Restricted Securities and Additional Securities. Escrow Holder shall, upon receipt thereof, disburse forthwith to Recipient, less any applicable federal or state withholding taxes, any dividends, interest or other distributions paid or made in cash on Restricted Securities or Additional Securities, and shall hold as Additional Securities subject to the provisions of this Agreement, any securities or other property so received.

     7. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     8. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

        Company:     CNF Inc., 3240 Hillview  Avenue,
                     Palo  Alto, California 94304
                     Attn.: Corporate Secretary

        Recipient:   At  Recipient's address as it appears under  Recipient's
                     signature to this Agreement, or to such other address as Recipient may specify in writing to Escrow Holder

        Any party may designate another address for receipt of notices so long as notice is given in accordance with this Paragraph 8.

     9. Committee Decisions Conclusive. All decisions of the committee of the Board which administers the Plan upon any question arising under the Plan or under this Agreement shall be conclusive.

     10.Governing  Law.   The  interpretation, performance and enforcement of
        this Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

     DIRECTOR                                     CNF Inc.

     By:____________________                      By:______________________
        <<First_Name>> <<MI>> <<Last_Name>>          Jennifer W. Pileggi
                                                     Senior Vice President,
                                                     General Counsel and
        <<Company>>                                  Secretary
        <<C_Address>>
        <<C_City>>, <<C_State>> <<C_Zip>>
                                                  By:______________________
                                                     Jennifer W. Pileggi
                                                     Escrow Holder